SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                   Date of Original Report: November 24, 1997



                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


         VIRGINIA                  333-10635                  54-1816010
         (State of                (Commission               (IRS Employer
       Incorporation)             File Number)           Identification No.)


         306 East Main Street
         Richmond, Virginia                   23219
         (Address of principal              (Zip Code)
          executive offices)



               Registrant's telephone number, including area code:
                                 (804) 643-1761

                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                   FORM 8-K/A

                                      Index

                                                                   Page No.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits

         a.       Independent Auditors' Report
                  (Copper Crossing Apartments)

                  Historical Statement of Income
                  and Direct Operating Expenses
                  (Copper Crossing Apartments)

                  Note to Historical Statement of Income
                  and Direct Operating Expenses
                  (Copper Crossing Apartments)

         b. Pro Forma Statement of Operations for the Nine Months ended September 30, 1997 (unaudited)

                  Pro Forma Balance Sheet as of
                  September 30, 1997 (unaudited)

                  Pro Forma Statement of Operations
                  for the year ended December 31, 1996
                  (unaudited)

         c.       Exhibit

                  23.1     Consent of Independent Auditors
                           (Copper Crossing Apartments)

       The Company hereby amends Items 7.a., 7.b. and 7.c. of its Current Report on Form 8-K dated November 24, 1997 as follows:

                                    ITEM 7.a.

                       [L.P. MARTIN & COMPANY LETTERHEAD]


                             L.P. MARTIN & COMPANY
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060
                              PHONE (804) 346-2626
                              FAX: (804) 346-9311




                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia


We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Copper Crossing Apartments located in Fort Worth, Texas for the twelve month period ended October 31, 1997. This statement is the responsibility of the management of Copper Crossing Apartments. Our responsibility is to express an opinion on this statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.



The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.



In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Copper Crossing Apartments (as defined above) for the twelve month period ended October 31, 1997, in conformity with generally accepted accounting principles.

                                                  /s/ L.P. MARTIN & CO., P.C.
Richmond, Virginia
December 16, 1997

                           COPPER CROSSING APARTMENTS


         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY


                   TWELVE MONTH PERIOD ENDED OCTOBER 31, 1997



INCOME

      Rental and Other Income                         $   987,109
                                                      -----------


DIRECT OPERATING EXPENSES

         Administrative and Other                         138,305
         Insurance                                         32,363
         Repairs and Maintenance                          210,279
         Taxes, Property                                   92,700
         Utilities                                        109,793
                                                      -----------


                    TOTAL DIRECT OPERATING EXPENSES       583,440
                                                      ===========


                    Operating income exclusive of
                    items not comparable to the
                    proposed future operations
                    of the property                   $  403,669
                                                      ==========


see accompanying notes to the financial statement.

                           COPPER CROSSING APARTMENTS


         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY


                   TWELVE MONTH PERIOD ENDED OCTOBER 31, 1997





NOTE 1 - ORGANIZATION

Copper Crossing Apartments is a 200 unit garden style apartment complex located on 6.91 acres in Fort Worth, Texas. The assets comprising the property were owned by Copper Crossing Investors, Ltd., an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. Apple Residential Income Trust, Inc. subsequently purchased the property.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulations S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, management fees and entity expenses.


Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management of make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.

                                    ITEM 7.b.

   Pro Forma Statement of Operations for the nine months ended September 30, 1997 (unaudited) The accompanying Unaudited Pro Forma Statement of Operations for the nine months ended September 30, 1997 is presented as if (a) the Company had acquired the properties shown below on January 1, 1997; (b) the Company had qualified as a REIT , distributed at least 95% of its taxable income and, therefore, incurred no federal income tax liability for the period presented; and (c) the Company had used proceeds from its best efforts offering to acquire the properties. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

   The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the nine months ended September 30, 1997 if the acquisitions and Offering had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company.



                                                                        Historical         Brookfield        Eagle Crest
                                                                       Statement of        Pro Forma          Pro Forma
                                                                        Operations        Adjustments        Adjustments
                                                                    ---------------------------------------------------------
Date of Acquisitions                                                             -          1/31/97            1/31/97

Rental income                                                               $7,771,744      $99,879          $266,385
Expenses
               Utilities                                                       796,570        7,722            25,425
               Repairs and maintenance                                         581,796       14,519            31,593
               Taxes and insurance                                           1,176,182       12,720            36,546
               Property management                                             403,479         -                  -
               Advertising                                                     194,785        2,547             4,429
               General and administrative                                      391,837         -                  -
               Depreciation of real estate                                      25,444         -                  -
               Amortization                                                  1,086,111         -                  -
               Other operating expenses                                        602,517        7,642            13,288
                                                                    ---------------------------------------------------------
                                                                             5,258,721       45,150           111,281

Income before interest income                                                2,513,023       54,729           155,104

               Interest income                                                 107,584         -                  -
               Interest expense                                               (377,154)        -                  -
                                                                    ---------------------------------------------------------

Net income                                                                  $2,243,453      $54,729          $155,104
                                                                    =========================================================

Net income per share                                                                $0.44
                                                                    ===================

Weighted average number of shares outstanding                                5,053,423
                                                                    ===================





                                                                       Tahoe          Mill Crossing        Polo Run
                                                                     Pro Forma          Pro Forma         Pro Forma
                                                                    Adjustments        Adjustments       Adjustments
                                                                   ---------------------------------------------------
Date of Acquisitions                                                  1/31/97            2/28/97           03/31/97

Rental income                                                        $100,023          $151,389           $326,137
Expenses
               Utilities                                               12,431            24,712             32,231
               Repairs and maintenance                                 29,313            36,083             64,401
               Taxes and insurance                                     12,099            19,230             40,508
               Property management                                       -                  -                 -
               Advertising                                              2,475             4,272              6,338
               General and administrative                                -                  -                 -
               Depreciation of real estate                               -                  -                 -
               Amortization                                              -                  -                 -
               Other operating expenses                                 7,424            12,815             19,013
                                                                   ---------------------------------------------------
                                                                       63,742            97,112            162,491

Income before interest income                                          36,281            54,277            163,646

               Interest income                                           -                  -                 -
               Interest expense                                          -                  -                 -
                                                                   ---------------------------------------------------

Net income                                                            $36,281           $54,277           $163,646
                                                                   ===================================================

Net income per share


Weighted average number of shares outstanding






                                                               Wildwood           Toscana          The Arbors         Paces Cove
                                                              Pro Forma          Pro Forma         Pro Forma          Pro Forma
                                                             Adjustments        Adjustments       Adjustments        Adjustments
                                                        ---------------------------------------------------------------------------
Date of Acquisitions                                           03/31/97          03/31/97           4/25/97            6/30/97

Rental income                                                 $202,389          $270,812           $460,338           $916,348
Expenses
               Utilities                                        19,734            21,222             28,394             59,454
               Repairs and maintenance                          30,868            29,279             36,526            136,551
               Taxes and insurance                              25,216            35,674             60,729            128,306
               Property management                                -                  -                 -                  -
               Advertising                                       6,877             8,055              9,303             29,629
               General and administrative                         -                  -                 -                  -
               Depreciation of real estate                        -                  -                 -                  -
               Amortization                                       -                  -                 -                  -
               Other operating expenses                         20,632            24,166             27,909             88,887
                                                        ------------------------------------------------------------------------
                                                               103,327           118,396            162,861            442,827

Income before interest income                                   99,062           152,416            297,477            473,521

               Interest income                                    -                  -                 -                  -
               Interest expense                                   -                  -                 -                  -
                                                        ------------------------------------------------------------------------

Net income                                                     $99,062          $152,416           $297,477           $473,521
                                                        ========================================================================

Net income per share


Weighted average number of shares outstanding







                                                          Chaparosa          Riverhill          Copper Crossing
                                                          Pro Forma          Pro Forma             Pro Forma
                                                         Adjustments        Adjustments           Adjustments
                                                      ------------------------------------------------------------
Date of Acquisitions                                       8/6/97              8/6/97               11/25/97

Rental income                                           $ 801,713            $ 892,295              $ 740,332
Expenses
               Utilities                                   45,622               67,516                 82,345
               Repairs and maintenance                    132,132              148,439                157,709
               Taxes and insurance                         97,242              124,028                 93,797
               Property management                            -                   -                     -
               Advertising                                 27,298               30,738                 25,932
               General and administrative                     -                  -                      -
               Depreciation of real estate                    -                  -                      -
               Amortization                                   -                  -                      -
               Other operating expenses                    81,892               92,214                 77,797
                                                      ------------------------------------------------------------
                                                          384,186              462,935                437,580

Income before interest income                             417,527              429,360                302,752

               Interest income                                -                  -                     -
               Interest expense                               -                  -                     -
                                                      ------------------------------------------------------------

Net income                                               $417,527             $429,360               $302,752
                                                      ============================================================

Net income per share


Weighted average number of shares outstanding





                                                            1997
                                                          Pro Forma                  Total
                                                         Adjustments               Pro Forma
                                                    -----------------------------------------
Date of Acquisitions

Rental income                                           -                       $12,999,784
Expenses
               Utilities                                -                         1,223,378
               Repairs and maintenance                  -                         1,429,210
               Taxes and insurance                      -                         1,862,277
               Property management                      286,587  (A)                690,066
               Advertising                              -                           352,678
               General and administrative                65,243  (B)                457,080
               Depreciation of real estate              767,996  (C)                793,440
               Amortization                                   -                   1,086,111
               Other operating expenses                 -                         1,076,196
                                                    ---------------------      --------------
                                                         1,119,826                8,970,436

Income before interest income                           (1,119,826)               4,029,348

               Interest income                                -                     107,584
               Interest expense                               -                    (377,154)
                                                    ---------------------      --------------

Net income                                             ($1,119,826)              $3,759,778
                                                    =====================      ==============

Net income per share                                                                  $0.41
                                                                               ==============

Weighted average number of shares outstanding            4,030,153  (D)           9,083,576
                                                    ====================      ==============



(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period of time not owned by the company.

(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the company.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, of the properties for the period of time not owned by the company. The weighted average life of the property depreciated was 27.5 years.

(D) Represents additional common shares assuming the properties were acquired on January 1, 1997 with the "best efforts" offering of $9 per share for the first $15 million and $10 per share above $15 million.

   Pro Forma Balance Sheet as of September 30, 1997 (unaudited) The accompanying Unaudited Pro Forma Balance Sheet as of September 30, 1997 is presented as if the Company had owned the properties included in the table below as of September 30, 1997. In the opinion of management, all adjustments necessary to reflect the effects of the Offering have been made.

   The Unaudited Pro Forma Balance Sheet is presented for comparative purposes only, and is not necessarily indicative of what the actual financial position of the Company would have been at September 30, 1997, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company. The Pro Forma columns assumes the Company used the proceeds from its "best efforts" offerings to acquire the properties.


                                                                                    Copper
                                                               Historical          Crossing
                                                                Balance           Pro Forma               Total
                                                                 Sheet           Adjustments            Pro Forma
                                                           ---------------------------------------------------------------
ASSETS

Investment in rental property
   Land                                                           $13,504,976           $872,100              $14,377,076
   Building                                                        67,365,012          3,972,900               71,337,912
   Property improvements                                            1,683,878         -                         1,683,878
   Furniture and fixtures                                             489,322         -                           489,322
                                                           ---------------------------------------------------------------
                                                                   83,043,188          4,845,000               87,888,188
   Less accumulated depreciation                                   (1,086,111)        -                        (1,086,111)
                                                           ---------------------------------------------------------------
                                                                   81,957,077          4,845,000               86,802,077

   Cash and cash equivalents                                        1,350,305         -                         1,350,305
   Prepaid expenses                                                   161,391         -                           161,391
   Other assets                                                       561,464         -                           561,464
                                                           ---------------------------------------------------------------

Total Assets                                                      $84,030,237         $4,845,000              $88,875,237
                                                           ===============================================================

LIABILITIES
   Notes payable                                                   $5,132,702         -                       $ 5,132,702
   Accounts payable                                                   411,069         -                           411,069
   Accrued expenses                                                 1,647,832         -                         1,647,832
   Rents received in advance                                           25,969         -                            25,969
   Tenant security deposits                                           371,794         -                           371,794
                                                           ---------------------------------------------------------------
                                                                    7,589,366         -                         7,589,366

SHAREHOLDERS' EQUITY

   Common stock, no par value                                      76,005,921          4,845,000               80,850,921
   Class B Convertible Stock, no par value                             20,000         -                            20,000
   Receivable from principal shareholder                              (20,000)        -                           (20,000)
   Net income                                                         434,950         -                           434,950
                                                           ---------------------------------------------------------------
                                                                   76,440,871          4,845,000               81,285,871

Total Liabilities and Shareholders' Equity                        $84,030,237         $4,845,000              $88,875,237
                                                           ===============================================================

   Notes to Pro Forma Balance Sheet

   Pro Forma adjustments represents the purchase price of the related property, including the 2% acquisition fee to Cornerstone Realty Income Trust, Inc. allocated between land and building. Adjustments to common stock reflect the net proceeds from sales of common stock from the Company's continuous offering.

   Pro Forma Statement of Operations for the twelve months ended December 31, 1996 (unaudited) The accompanying Unaudited Pro Forma Statement of Operations for the year ended December 31, 1996 is presented as if (a) the Company had acquired the properties shown below on January 1, 1996; (b) the Company had qualified as a REIT , distributed at least 95% of its taxable income and, therefore, incurred no federal income tax liability for the period presented; and (c) the Company had used proceeds from its best efforts offering to acquire the properties. The Company had no operations during the period ending December 31, 1996. Accordingly, the Company had no revenue or operating profits or loss. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

   The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1996 if the acquisitions and Offering had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company.



                                                                            Historical          Brookfield         Eagle Crest
                                                                           Statement of         Pro Forma           Pro Forma
                                                                            Operations         Adjustments         Adjustments
                                                                        ----------------------------------------------------------
Date of Acquisitions                                                             -               1/31/97             1/31/97

Rental income                                                                    -             $1,198,543          $3,196,618
Expenses
                Utilities                                                        -                 92,664             305,101
                Repairs and maintenance                                          -                174,233             379,120
                Taxes and insurance                                              -                152,636             438,546
                Property management fee                                          -                  -                   -
                Advertising                                                      -                 30,567              53,153
                Other operating expenses                                         -                  -                   -
                General and administrative                                       -                  -                   -
                                                                                 -                  -                   -
                Depreciation of real estate                                      -                  -                   -
                Amortization                                                     -                  -                   -
                Other                                                            -                 91,702             159,460
                                                                        ----------------------------------------------------------
                                                                                                  541,802           1,335,380

Income before interest income                                                    -                656,741           1,861,238

                Interest income                                                  -                  -                   -
                                                                        ----------------------------------------------------------

Net income                                                                       -               $656,741          $1,861,238
                                                                        ==========================================================

Net income per share                                                             -
                                                                        ====================

Weighted average number of shares outstanding                                    -
                                                                        ====================





                                                                            Tahoe           Mill Crossing         Polo Run
                                                                          Pro Forma           Pro Forma           Pro Forma
                                                                         Adjustments         Adjustments         Adjustments
                                                                     ----------------------------------------------------------
Date of Acquisitions                                                       1/31/97             2/28/97            03/31/97

Rental income                                                            $1,200,270            $908,336          $1,304,547
Expenses
                Utilities                                                   149,166             148,270             128,924
                Repairs and maintenance                                     351,750             216,500             257,602
                Taxes and insurance                                         145,184             115,377             162,030
                Property management fee                                       -                   -                   -
                Advertising                                                  29,695              25,631              25,350
                Other operating expenses                                      -                   -                   -
                General and administrative                                    -                   -                   -
                                                                              -                   -                   -
                Depreciation of real estate                                   -                   -                   -
                Amortization                                                  -                   -                   -
                Other                                                        89,086              76,891              76,050
                                                                     ----------------------------------------------------------
                                                                            764,881             582,669             649,956

Income before interest income                                               435,389             325,667             654,591

                Interest income                                               -                   -                   -
                                                                     ----------------------------------------------------------

Net income                                                                 $435,389            $325,667            $654,591
                                                                     ==========================================================

Net income per share


Weighted average number of shares outstanding





                                                                 Wildwood            Toscana           The Arbors       Paces Cove
                                                                 Pro Forma          Pro Forma           Pro Forma        Pro Forma
                                                                Adjustments        Adjustments         Adjustments      Adjustments
                                                           ------------------------------------------------------------------------
Date of Acquisitions                                             03/31/97            03/31/97            4/25/97          6/30/97

Rental income                                                     $809,555         $1,083,249          $1,381,014       $1,832,695
Expenses
                Utilities                                           78,937             84,886              85,182          118,907
                Repairs and maintenance                            123,470            117,117             109,577          273,102
                Taxes and insurance                                100,862            142,695             182,186          256,612
                Property management fee                              -                  -                   -                -
                Advertising                                         27,509             32,221              27,909           59,257
                Other operating expenses                             -                  -                   -                -
                General and administrative                           -                  -                   -                -
                                                                     -                  -                   -                -
                Depreciation of real estate                          -                  -                   -                -
                Amortization                                         -                  -                   -                -
                Other                                               82,526             96,663              83,727          177,773
                                                           ------------------------------------------------------------------------
                                                                   413,304            473,582             488,581          885,651

Income before interest income                                      396,251            609,667             892,433          947,044

                Interest income                                      -                  -                   -                -
                                                           ------------------------------------------------------------------------

Net income                                                        $396,251           $609,667            $892,433         $947,044
                                                           ========================================================================

Net income per share


Weighted average number of shares outstanding




                                                                                                           Copper
                                                                Chaparosa           Riverhill             Crossing
                                                                Pro Forma           Pro Forma             Pro Forma
                                                               Adjustments         Adjustments           Adjustments
                                                       --------------------------------------------------------------------
Date of Acquisitions                                             8/6/97               8/6/97              11/25/97

Rental income                                                 $ 1,374,365          $ 1,529,649             $ 987,109
Expenses
                Utilities                                          78,209              115,741               109,793
                Repairs and maintenance                           226,512              254,466               210,279
                Taxes and insurance                               166,700              212,619               125,063
                Property management fee                             -                    -                    -
                Advertising                                        46,796               52,694                34,576
                Other operating expenses                            -                   -                     -
                General and administrative                          -                   -                     -
                                                                    -                   -                     -
                Depreciation of real estate                         -                   -                     -
                Amortization                                        -                   -                     -
                Other                                             140,387              158,081               103,729
                                                       --------------------------------------------------------------------
                                                                  658,604              793,601               583,440

Income before interest income                                     715,761              736,048               403,669

                Interest income                                     -                    -                    -
                                                       --------------------------------------------------------------------

Net income                                                      $ 715,761            $ 736,048             $ 403,669
                                                       ====================================================================

Net income per share


Weighted average number of shares outstanding





                                                      Pro Forma                     Total
                                                     Adjustments                  Pro Forma
                                                   -------------------       ---------------------
Date of Acquisitions

Rental income                                             -                      $16,805,950
Expenses
                Utilities                                 -                        1,495,780
                Repairs and maintenance                   -                        2,693,728
                Taxes and insurance                       -                        2,200,510
                Property management fee                  923,578  (A)                923,578
                Advertising                               -                          445,358
                Other operating expenses                  -                           -
                General and administrative               211,386  (B)                521,386
                                                         310,000  (D)                 -
                Depreciation of real estate            2,512,341  (C)              2,512,341
                Amortization                              -                           -
                Other                                     -                        1,336,075
                                                   -------------------       ---------------------
                                                       3,957,305                  12,128,755

Income before interest income                         (3,957,305)                  4,677,195

                Interest income                           -                           -
                                                   -------------------       ---------------------

Net income                                           ($3,957,305)                 $4,677,195
                                                   ===================       =====================

Net income per share                                                                   $0.47
                                                                             =====================

Weighted average number of shares outstanding          9,885,561  (E)              9,885,561
                                                  =====================       ====================


   (A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period of time not owned by the company.

   (B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the company.

   (C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, of the properties for the period of time not owned by the company. The weighted average life of the property depreciated was 27.5 years.

   (D) Represents the expenses related to operations as a public REIT, which consists of directors and officers insurance, investor relations, corporate accounting, legal and director expenses.

   (E) Represents additional common shares assuming the properties were acquired on January 1, 1996 with the "best efforts" offering of $9 per share for the first $15 million and $10 per share above $15 million.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                            APPLE RESIDENTIAL INCOME TRUST, INC.


Date: January __, 1998              By:/s/ Glade M. Knight
                                       -------------------
                                           Glade M. Knight
                                           President of Apple Residential
                                           Realty Income Trust, Inc.

                                  EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.

                 Form 8-K/A to Form 8-K dated November 24, 1997


Exhibit Number             Exhibit                                  Page Number

23.1                       Consent of Independent Auditors
                           (Copper Crossing Apartments)

                                    ITEM 7.c.

                       [L.P. MARTIN & COMPANY LETTERHEAD]


                             L.P. MARTIN & COMPANY
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060
                              PHONE (804) 346-2626
                              FAX: (804) 346-9311


                        Consent of Independent Auditors'

The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia





We consent to the use of our report dated December 16, 1997 with respect to the statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Copper Crossing Apartments for the twelve month period ended October 31, 1997, for inclusion in a form 8K filing with the Securities and Exchange Commission by Apple Residential Income Trust, Inc.

                                                /s/ L.P. MARTIN & CO., P.C.

Richmond, Virginia
December 16, 1997